Exhibit 99.1

AMERICAN FINANCE TRUST 3 rd Quarter 2017 Investor Presentation

2 » American Finance Trust, Inc. (“AFIN” or the “Company”) successfully completed the merger with American Realty Capital - Retail Centers of America, Inc. (“RCA”) in February 2017 and continues to execute its strategy » The Company has executed upon a significant number of property acquisitions and dispositions throughout the year in addition to the RCA merger ▪ Acquired 8 properties in Q3 ‘17 for a total purchase price of $28.2 million. $145.9 acquired year to date, including 28 properties acquired between September 30, 2017 and November 13, 2017 ▪ Sold 7 properties in Q3 ‘17 for a total purchase price of $6.0 million. $279.5 million sold year to date, including 3 proper tie s sold between September 30, 2017 and November 13, 2017 » Management believes AFIN is well positioned to finance its growth initiatives and has a strong liquidity position ▪ Portfolio leverage stands at 39.0% total debt to real estate assets at cost (1) ▪ Cash balance of $69 million and unused borrowing capacity on the credit facility of $65 million as of September 30, 2017 provides operational flexibility » On August 8, 2017, the Company's application to list its common stock on NASDAQ under the symbol "AFIN" was approved by NASDAQ » No tenants in past due rent status as a result of 2017 hurricanes The management team is continuing to execute on its strategy to increase the Company’s earnings and improve the portfolio’s overall quality, while maintaining an efficient capital structure AFIN remains focused on executing property level and corporate level initiatives to enhance shareholder value Executive Summary (1) As of 9/30/2017

3 AFIN Portfolio Overview (As of September 30, 2017) AFIN has assembled a high - quality portfolio well diversified by property type, tenant base, and geography (1) Based on annualized SLR as of September 30, 2017 (2) Calculated on weighted average basis on SLR (annualized straight - line rental income) as of September 30, 2017 (3) On March 17, 2017, the Company’s independent directors unanimously approved an estimated per - share net asset value (“Estimated P er - Share NAV”) equal to $23.37 as of December 31, 2016 Metrics AFIN Portfolio Metrics Real Estate, at cost $3.5 billion # of Properties 517 Square Feet 19.4 million SLR (straight - line rental income) (1) $242 million SLR per Sq. Ft. (1) $12.50 Additional Metrics Occupancy (%) 96.0% Weighted Average Remaining Lease Term (2) 8.1 Top 10 Tenant Concentration (1) (%) 44% Net Asset Value (3) $23.37 Geographic Concentration (1) NC , 8.9% FL , 8.5% NJ , 7.7% GA , 7.5% AL , 6.8% TX , 6.1% OH , 5.4% SC , 5.2% Remaining 32 States , 43.9% Property Type (1) Retail, 33.3% Power Center , 32.2% Lifestyle Center , 7.2% Distribution , 13.7% Office , 13.6% Single - Tenant Net Lease, 60.6% Multi - Tenant Retail, 39.4%

4 AFIN Portfolio (As of September 30, 2017) (1) Based on annualized SLR as of September 30, 2017 Portfolio Lease Expiry (1) 70% 11% 7% 5% 4% 3% 0% 10% 20% 30% 40% 50% 60% 70% Top Tenant Overview (1) These five tenants accounted for 30% of portfolio annualized SLR during Q3 2017 Remaining Tenants 3.1% 3.5% 7.8% 5.6% 6.9% 4.4% 8.2% 4.9% 7.3% 6.3% 42.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% Remaining 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter Portfolio weighted average lease term of 8.1 years (1)

5 Disciplined Acquisition Process Well - defined investment strategy and rigorous underwriting process used to assemble high - quality net lease investment opportunities Total Deals Underwritten $2.1 billion Total LOIs Submitted $625 million Total Acquired $107 million AFIN Acquisition Activity Overview – Through September 30, 2017 % of Deals Underwritten 100% 30% 5%

6 Market Conditions: Single Tenant Net Lease » Management will continue to evaluate both the single tenant NNN and multi - tenant retail market to grow our high quality portfolio » Management believes current market conditions are favorable for AFIN and we will continue to seek assets that provide shareholders with stability, growth and yield as well as redeploy capital when appropriate » AFIN will continue to leverage its reputation as an all cash buyer and expects to benefit from its strong pipeline of both on and off market transactions Source: Stan Johnson Company Research, Real Capital Analytics, includes sales greater than $2.5 million

7 Asset Management Capabilities AFIN remains focused on its leasing and capex initiatives to further drive occupancy and increase cash flow Single Tenant AFIN’s single tenant portfolio has zero lease maturities in 2017 and 2018 (1) » SunTrust disposition plan for non - renewal properties remains on track. » On May 12, 2016, AFIN and SunTrust executed various agreements to extend leases for the majority of the 213 SunTrust properties. For the remaining properties that were not renewed, with leases set to expire on December 31, 2017, AFIN is actively marketing these properties for sale or lease. » Excluding the SunTrust properties, only two properties have a lease maturity by 2020, representing 3% of total SLR. Multi - Tenant AFIN’s advisor has been working diligently in partnership with Lincoln Property Company (LPC) to ensure proper oversight of the multi - tenant portfolio acquired in the RCA merger » AFIN’s advisor and LPC collaborate to perform ongoing reviews of the multi – tenant portfolio and communicate with top tenant relationships, especially those with near to mid - term lease rollover » In total, only 1.2% (2) of multi - tenant leases (0.5% (3) of total) are expiring through the remainder of 2017, representing $1.2 million of SLR. (1) Excluding SunTrust properties. SunTrust properties accounted for 11% of total portfolio SLR in Q3 2017. (2) As a percent of multi - tenant portfolio SLR (3) As a percent of total AFIN portfolio SLR

8 » Revolving Credit Facility ▪ AFIN’s outstanding balance on its Credit Facility was $260 million as of 9/30/2017, leaving $65 million available to draw based on max proceeds of $325 million ▪ The Credit Facility matures on May 1, 2018 ▪ AFIN is able to freely borrow or pay down this loan through the maturity date » Secured Debt ▪ AFIN has a single - tenant portfolio mortgage loan which encumbers 266 properties, and its outstanding loan balance as of 9/30/17 was $648 million, maturing in September 2020 ▪ The Company also has several other mortgage loans, each encumbered by either single tenant or multi - tenant assets, which have an aggregate balance of $448 million » Portfolio Weighted Average Interest Rate of 4.3% Debt Capitalization ($mm) Single - Tenant Portfolio Mortgage Loan $648 Mortgage Loans – Single - Tenant $321 Mortgage Loans – Multi - Tenant $127 Total Secured Debt $1,096 Revolving Credit Facility $260 Total Unsecured Debt $260 Total Debt $1,356 Liquidity ($mm) Cash and Cash Equivalents $69 Revolver Capacity $65 Total Liquidity $134 Key Capitalization Metrics ($bn) Total Debt $1.4 Real Estate Assets, at cost $3.5 Total Debt to Real Estate Assets, at cost 39.0% AFIN Capital Structure (As of September 30, 2017)

9 Experienced Management Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Previously served as Senior VP of sales and leasing for American Financial Realty Trust (AFRT) ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (REISA) Jason Slear Senior Vice President of Real Estate Acquisitions and Dispositions ▪ Responsible for sourcing, negotiating, and closing AR Global's real estate acquisitions and dispositions ▪ Formerly east coast territory director for AFRT where he was responsible for the disposition and leasing activity for a porti on of AFRT's 37.3 million square foot portfolio Michael Ead Managing Director and Counsel ▪ Joined AR Global as Assistant General Counsel in June 2013 ▪ Formerly worked at Proskauer Rose LLP for 9 years, practicing commercial real estate law, and representing clients in the acquisition, disposition, financing and leasing of properties throughout the United States and Puerto Rico Zachary Pomerantz Senior Vice President of Asset Management ▪ Former Asset Manager for NYRT, a nearly 2.0 million square foot portfolio of New York City properties ▪ Previously worked at ProMed Properties, Swig Equities, Tishman Speyer and Mall Properties Katie Kurtz Chief Financial Officer, Treasurer and Secretary ▪ Previously served as chief accounting officer at Carlyle GMS Finance, Inc., The Carlyle Group’s business development company, Director of Finance and Controller for New Mountain Finance Corporation, and Controller at Solar Capital Ltd ▪ Ms. Kurtz began her career at PricewaterhouseCoopers, LLP ▪ Ms. Kurtz is a certified public accountant in New York State

Consistent Distributions

AR Global | American Finance Trust

Since inception, AFIN has paid out $7.17 per share of regular, monthly distributions in cash and distributions reinvested in the DRIP



$7.17 per share (Cumulative) (1)(2)
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(1) Totals as of each period presented represent cumulative distributions per share assuming shares had been held since May 13, 2013, the date when our distributions began to accrue. On April 9, 2013, our board of directors authorized, and we declared, distributions of $1.65 per annum, per share of common stock. A portion of the distributions paid in cash has exceeded cumulative cash flow from operations and has been paid out of proceeds from the IPO, proceeds from sale of real estate investments and proceeds from financings.

(2) On June 9, 2017, the Company's Board of Directors authorized a decrease to the annualized distribution per share, effective July 1, 2017, from $1.65 to $1.30. This represents a change in the annualized distribution yield, based on the original purchase price of $25.00 per share, from 6.6% to 5.2%.

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11 Forward - Looking Statements Certain statements made in this letter are “forward - looking statements” (as defined in Section 21 E of the Exchange Act), which reflect the expectations of the Company regarding future events . The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements . Such forward - looking statements include, but are not limited to, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts . The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements : whether benefits from the merger with RCA are achieved ; the inability to retain key personnel ; continuation or deterioration of current market conditions ; future regulatory or legislative actions that could adversely affect the company ; and the business plans of the tenants of the respective parties . Additional factors that may affect future results are contained in the Company’s filings with the SEC, including the Annual Report on Form 10 - K for the year ended December 31 , 2016 filed on March 13 , 2017 , the Quarterly Reports on Form 10 - Q filed on May 12 , 2017 , August 11 , 2017 , and November 13 , 2017 and in future periodic reports filed by the Company under the Securities Exchange Act of 1934 , as amended, which are available at the SEC’s website at www . sec . gov . The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise .

12 Risk Factors Our potential risks and uncertainties are presented in the section titled “Item 1 A . Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31 , 2016 and our Quarterly Reports on Form 10 - Q filed from time to time . The following are some of the risks and uncertainties relating to us and the proposed transaction, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements : ▪ The anticipated benefits from the RCA merger may not be realized or may take longer to realize than expected . ▪ All of our executive officers are also officers, managers, employees or holders of a direct or indirect controlling interest in American Finance Advisors, LLC (our “Advisor”) or other entities under common control with AR Global . As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor’s compensation arrangements with us and other investment programs advised by affiliates of our Sponsor and conflicts in allocating time among these entities and us, which could negatively impact our operating results . ▪ Although we have announced our intention to list shares of our common stock on an exchange at a time yet to be determined, there can be no assurance that our common stock will be listed or of the price at which shares of our common stock may trade . No public market currently exists, or may ever exist, for shares of our common stock and shares of our common stock are, and may continue to be, illiquid . ▪ Lincoln Retail REIT Services, LLC, a Delaware Limited Liability Company, and its affiliates, which provides services to our Advisor in connection with our stabilized core retail portfolio, faces conflicts of interest in allocating its employees’ time between providing real estate - related services to our Advisor and other programs and activities in which they are presently involved or may be involved in the future . ▪ The performance of our retail portfolio is linked to the market for retail space generally and factors that may impact our retail tenants, such as the increasing use of the Internet by retailers and consumers . ▪ We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . ▪ We have not generated, and in the future may not generate, operating cash flows sufficient to cover 100 % of our distributions, and, as such, we may be forced to source distributions from borrowings, which may not be available, or depend on our Advisor to waive reimbursement of certain expenses or fees . There is no assurance that our Advisor will waive reimbursement of expenses or fees . ▪ We may be unable to pay or maintain cash distributions at the current rate or increase distributions over time . ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates . ▪ We are subject to risks associated with any dislocation or liquidity disruptions that may exist or occur in the credit markets of the United States of America . ▪ We may fail to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes, which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and our cash available for distributions . ▪ We may be deemed by regulators to be an investment company under the Investment Company Act of 1940 , as amended (the “Investment Company Act”), and thus subject to regulation under the Investment Company Act . ▪ The estimated net asset value per share of our common stock ("Estimated Per - Share NAV") may be lower or higher than the price of our shares of common stock on a national securities exchange . ▪ Our common stock has never been traded on a national securities exchange and as such has no trading history, and there can be no assurance that the trading price of our common stock will equal or exceed Estimated Per - Share NAV . ▪ The current lack of liquidity for shares of our common stock, and the lack of liquidity for RCA’s common stock prior to RCA's merger with and into a subsidiary of the Company, could adversely affect the market price of our common stock upon listing .

AmericanFinanceTrust.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com